                                                               Exhibit 10(i).9




                                                                       EXHIBIT E


                            Intercreditor Agreement


                 INTERCREDITOR AGREEMENT (this "Intercreditor Agreement"), dated as of _______, among [Lending Person(s)] (the "LENDER"(1)), Bally's Park Place, Inc., a Delaware corporation ("PARK PLACE"), and Bally's Park Place Realty Co., a New Jersey corporation ("REALTY"), and Bally's Park Place Funding Inc., a Delaware corporation ("FUNDING," and together with Park Place and Realty, collectively, the "MORTGAGOR"), and, ________ as Trustee ("Trustee") on behalf of itself and the holders (the "MORTGAGE NOTE HOLDERS") of the __% First Mortgage Notes due 2004 (the "SECURITIES") issued pursuant to a registration statement (the "REGISTRATION STATEMENT") filed with the Securities and Exchange Commission (the "SEC") and under the Indenture dated ________ __, 1994 (as amended, modified or supplemented through the date hereof and as the same may be amended, modified or supplemented from time to time, the "INDENTURE"). Capitalized terms used herein and not otherwise defined herein shall have the meaning ascribed thereto the Indenture.


                                   WITNESSETH

                 WHEREAS, Trustee has entered into the Indenture, pursuant to which the Securities were issued; and

                 WHEREAS, the Securities are secured by a Mortgage and Security Agreement with Assignment of Rents, dated as of ______ __, 1994 (as amended, modified or supplemented through the date hereof and as the same may hereafter be amended, modified or supplemented from time to time, the "MORTGAGE"), given by Mortgagor, as grantor, to Trustee, as trustee, covering certain real property, as well as all furniture, furnishings, fixtures, machinery, equipment, supplies and certain other tangible personal property contained thereon as more particularly described in the Mortgage (the "SECURED PROPERTY"); and





____________________

(1)    Conform definitions as appropriate.


0061866.06-New York Server 1a                 Draft February 23, 1994 - 5:43 pm

                 WHEREAS, pursuant to the terms of the Indenture, Mortgagor is permitted to enter into a credit arrangement (the "ADDITIONAL LOAN AGREEMENT"), providing for the making of loans to Mortgagor (the "ADDITIONAL LOAN") for the purpose and on the terms of Section 1010 of the Indenture (including, without limitation, the execution hereof), which Additional Loan (i) will be evidenced by Mortgagor's promissory note (the "ADDITIONAL NOTE") payable to Lender and
(ii) may be secured by a mortgage (as amended, modified or supplemented from time to time, the "ADDITIONAL MORTGAGE") covering all or a portion of the Secured Property (the "ADDITIONAL LOAN SECURED PROPERTY"); and

                 WHEREAS, in accordance with the provisions of the Indenture, Trustee is required, and as a condition to the execu- tion and delivery by the Mortgagor of the Additional Mortgage, Lender is required, to enter into this Intercreditor Agreement in order to set forth the understanding between Trustee and Lender, among other things, with respect to (i) their rights and priorities regarding the Secured Property; and (ii) the order of priority that shall govern the allocation and application of proceeds from the Secured Property for the redemption or repayment of the Securities and the Additional Note.

                 NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein, the parties hereto agree as follows:

                 1. Lender: (a) acknowledges receipt of each of the Note Documents (as hereinafter defined); and (b) agrees that Trustee shall have and may exercise, with or without the knowledge or consent of Lender, except as otherwise provided herein, such rights and perform such duties as are provided for in the Indenture, the Securities, the Mortgage and any and all other documents executed in connection therewith (collectively, the "NOTE DOCUMENTS") including, but not limited to, rights and duties affecting or relating to the Note Documents, the Secured Property and the indebtedness evidenced by the Securities. Subject to the provisions of this Intercreditor Agreement, Lender further agrees to promptly take such action and to execute such documents and agreements as Trustee shall reasonably request to permit Trustee to exercise its rights and perform its duties hereunder and under the Mortgage and any assignment of





0061866.06-New York Server 1a          2       Draft February 23, 1994 - 5:43 pm
leases and rents executed in connection therewith (the "ASSIGNMENT OF LEASES
AND RENTS," and together with the Mortgage, the "MORTGAGE DOCUMENTS").

                 2. Trustee: (a) acknowledges receipt of the Additional Loan Documents (as hereinafter defined); and (b) agrees that Lender shall have and may exercise, with or without the knowledge or consent of Trustee, except as otherwise provided herein, such rights and perform such duties as are provided for in the Additional Loan Agreement, the Additional Note, the Additional Mortgage and any and all other documents executed in connection therewith (collectively, the "ADDITIONAL LOAN DOCUMENTS"), including, but not limited to, rights and duties affecting or relating to the Additional Loan Documents, the Additional Loan Secured Property and the indebtedness evidenced by the Additional Note. Subject to the provisions of this Intercreditor Agreement, Trustee further agrees to promptly take such action and execute such documents and agreements as Lender shall reasonably request to permit Lender to exercise its right and perform its duties hereunder and under the Additional Mortgage and any assignment of leases and rents executed in connection therewith (the "Additional Mortgage Assignment of Leases and Rents," and together with the Additional Mortgage, collectively, the "ADDITIONAL MORTGAGE DOCUMENTS").

                 3. The lien on the Additional Loan Secured Property created by the Additional Mortgage (the "ADDITIONAL LIEN") shall be and at times remain on equal priority on a pari passu basis to the lien created by the Mortgage (the "INITIAL LIEN") but only with respect to the Additional Loan Secured Property, notwithstanding the order of execution, creation, filing or recording of the Note Documents and the Additional Loan Documents (collectively, the "SECURITY DOCUMENTS"), the Additional Lien or the Initial Lien or any Uniform Commercial Code financing statements or other instruments or notices related thereto or the timing of any other method of perfection of such lien. The Initial Lien and the Additional Lien, as between Trustee and Lender, shall be of equal priority for purposes of securing payment and performance of the obligations arising under, or in connection with, the Note Documents and the Additional Loan Documents, notwithstanding the order of execution, creation, filing or recording of the Security Documents, the Additional Lien,





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

the Initial Lien or any financing statements or other instruments or notices related thereto or the timing of any other method of perfection of such lien, which payment and performance shall be made in accordance with the provisions hereunder.

                 4. Except as otherwise provided herein, Lender may amend or waive any provision of the Additional Loan Documents and Lender may take such other action as is authorized by the Additional Loan Documents, so long as such action does not in any way directly adversely affect the status of the Initial Lien or the rights of Trustee in connection with the Note Documents. Lender shall provide Trustee with written notice of any such permitted written amendment or waiver within twenty (20) business days after it becomes effective.

                 5.    (a)  Subject to the provisions of Subsections (b) and
(c) of this Paragraph 5, until such time as no Securities remain outstanding and all amounts due thereunder and under the Indenture have been paid in full, Lender agrees not to enforce or exercise, by legal proceedings or otherwise, without the written consent of Trustee, any right against Mortgagor under the Additional Loan Documents or otherwise against the Secured Property.

                       (b) Until such time as no Securities remain outstanding and all amounts due thereunder and under the Indenture have been paid in full, Lender may notify Trustee if an event of default or termination shall have occurred and been declared by Lender in writing under the Additional Loan Documents (whether as a result of Mortgagor's failure to make the required payments of principal and interest thereunder or otherwise as a result of any other action or inaction on the part of Mortgagor or any other party); if Trustee receives such notice, Trustee shall notify Lender promptly, but in any event within thirty (30) days after its receipt of such notice and as promptly as practicable in the event of an emergency, whether Trustee (i) intends to declare or has declared an event of default under the Note Documents and (ii) intends to exercise or has commenced exercising the rights to enforce the Mortgage Documents and the Additional Mortgage Documents together. In the event Trustee elects to declare said event of default and exercise the rights to enforce the Mortgage Documents and the Additional Mortgage Documents as provided in Para-





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

graphs 6 and 7 and so notifies Lender of such election within such thirty (30) day period, Lender agrees not to enforce or exercise, by legal proceedings or otherwise, without the written consent of Trustee, any right against Mortgagor under the Additional Mortgage Documents. Notwithstanding anything in this subsection (b) to the contrary, in the event the Trustee elects not to (i) declare said event of default and (ii) exercise its rights hereunder to enforce the Mortgage Documents and the Additional Mortgage Documents and so notifies Lender, or if Trustee fails to notify Lender of its election within such thirty
(30) day period, Lender shall have the right to enforce any and all rights against Mortgagor or any other party under the Additional Mortgage Documents, provided that the enforcement of such rights and any action taken in connection therewith does not adversely impair the validity, priority or enforceability of the Initial Lien. Notwithstanding anything to the contrary herein, the Trustee may enforce the Note Documents and enforce its rights and the rights of the Mortgage Note Holders thereunder at any time pursuant to the terms thereof.
If, and for so long as, Trustee is enforcing the Mortgage Documents and the Additional Mortgage Documents pursuant to this subsection (b), upon written notice to Lender, Lender agrees to forebear any further enforcement or exercise of any rights with respect to, by legal proceedings or otherwise, the Additional Mortgage Documents.

                      (c) Notwithstanding anything to the contrary contained in this Paragraph 5, Lender expressly retains the right to enforce or exercise, by legal proceedings or otherwise, without the written consent of Trustee, any right against Mortgagor under the Additional Loan Documents (other than the Additional Mortgage Documents) against any and all property of the Mortgagor (other than the Secured Property), provided that the enforcement of such rights and any action taken in connection therewith does not adversely impair the validity, priority or enforceability of the Mortgage Documents or the Initial Lien.

                 6. (a) Subject to Subsections (b) and (c) of Paragraph 5, Lender hereby irrevocably appoints and authorizes Trustee to act, upon the occurrence and during the continuance of an event of default under the Additional Loan Documents, as its exclusive agent in connec-





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

tion with the exercise and enforcement of all of Lender's rights under the Additional Mortgage Documents with such powers as are expressly delegated to Trustee by the terms of this Intercreditor Agreement, together with such other powers as are reasonably incidental thereto; provided, however, that the Trustee shall not be obligated to exercise such powers or have any liability in connection with the exercise of such power or the failure to exercise the same, except as provided in Paragraph 7 hereof. Notwithstanding anything contained in this Agreement, the Trustee shall not take any action which, as between the Lender and the Mortgagor, amends, modifies or waives the Mortgagor's express obligations under the Additional Loan Documents to pay the principal amount of, and interest on, the Additional Loan when due.

                          (b)     In the event that, pursuant to Paragraph 6(a)
hereof, Trustee elects, or is required pursuant to Paragraph 7 hereof, to exercise its rights hereunder to enforce the Additional Mortgage Documents, Trustee shall have full and exclusive control and authority as agent for the Lender, over all Secured Property as and to the extent provided in the Additional Mortgage Documents.

                 7. Notwithstanding anything to the contrary contained herein, if an event of default has occurred and been declared under the Note Documents and the Additional Loan Documents, then, to the extent that Trustee enforces or exercises its rights under the Mortgage Documents, the Trustee shall be required to enforce and exercise its rights as agent under the Additional Mortgage Documents, in a substantially similar manner, provided that the Trustee shall have no Obligation under this Paragraph 7 unless the Additional Mortgage is substantially similar to the Mortgage.

                 8. To further evidence the agreements referred to herein, Lender agrees that, promptly and in any event within ten (10) business days after request by Trustee, it will do, execute, acknowledge and deliver all and every such further acts, deeds, conveyances and instruments as Trustee may reasonably request for the better assuring and evidencing of the foregoing agreements. Lender hereby appoints Trustee, its successors and assigns, as its true and lawful attorney-in-fact, irrevocably, with power of substitution to do any or all of the





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

foregoing in the name, place and stead of Lender to the extent that Lender has not done any of the foregoing within ten (10) business days after request by Trustee. This power of attorney, being coupled with an interest, is irrevocable as long as this Intercreditor Agreement shall remain in effect.

                 9. In exercising the control and authority as provided in Paragraphs 6 and 7:

                          (a)     Trustee agrees that, in the event Trustee
elects or is required to enforce the Additional Mortgage Documents as provided herein, Trustee shall prosecute any foreclosure proceedings or any other action instituted in connection therewith diligently and in good faith.

                          (b)     In the event foreclosure proceedings are
instituted by Trustee in accordance with this Paragraph 9 with respect to both the Mortgage Documents and the Additional Mortgage Documents, Trustee shall have the full and complete right, power and authority, but not the obligation, at all times in connection with such foreclosure or other enforcement sale to do any one or more of the following: (i) to bid on the Secured Property at such sale an amount equal to the sum of the aggregate principal amount of the Securities then outstanding and the then outstanding principal balance of the Additional Loan, plus interest, unpaid fees (including, without limitation, those of the Trustee), costs and attorneys' fees and other sums secured by the Mortgage and the Additional Mortgage; (ii) to acquire title in the foreclosure proceedings for the benefit of the Mortgage Note Holders and/or Lender, but subject to the priorities set forth herein; (iii) to manage, or to hire agents to manage, the foreclosed Secured Property and sell or rent the same, upon such terms and conditions as Trustee shall in good faith determine for the account of the Mortgage Note Holders and/or Lender, but subject to the priorities set forth herein; (iv) to sell the foreclosed Secured Property upon such terms and conditions as Trustee shall in good faith determine; and (v) to receive as part payment therefor a purchase money mortgage, any such purchase money mortgage to be held by Trustee for the benefit of the Mortgage Note Holders and/or Lender, but subject to the priorities set forth herein. Trustee shall have, and may, but is not obligated to, exercise,





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

all of the rights, powers, options, privileges and remedies provided to Trustee in this Paragraph 9 to the exclusion of Lender, and Lender shall not have, and may not exercise, any of such rights, powers, options, privileges and remedies, so long as Trustee shall be diligently and in good faith exercising the same. Trustee shall have no obligation to exercise any right or remedy under the Indenture or the Securities in order to remedy any default in the payment of interest or principal owing under the Additional Loan Documents.

                 10. The rights granted to Trustee in Paragraphs 6, 7 and 9 shall be exclusive and irrevocable and shall continue until such time as no Securities remain outstanding and all amounts due thereunder and under the Indenture have been paid in full.

                 11. (a) Trustee and its officers, directors, employees and agents shall not be liable or responsible, directly or indirectly, to Lender for any action taken or omitted to be taken, whether hereunder, under the Note Documents, the Additional Loan Documents or otherwise, nor shall it be liable or responsible for any loss or expense suffered by any action or inaction, provided such loss or expense was not caused by its gross negligence or wilful misconduct. Lender and its officers, directors, employees and agents shall not be liable or responsible, directly or indirectly, to Trustee for any action taken or omitted to be taken, whether hereunder, under the Additional Loan Documents or otherwise, nor shall it be liable or responsible for any loss or expense suffered by any action or inaction, provided such loss or expense was not caused by its gross negligence or wilful misconduct.

                      (b) Neither Lender nor Trustee shall, by any action or inaction, be deemed to make any representation or warranty regarding the accuracy, legality, validity, legal effect or sufficiency of (i) any act of Mortgagor or any report, budget or financial information submitted to Trustee or Lender in connection with or under any of the provisions of this Intercred-itor Agreement, the Indenture, the Additional Loan Agreement or otherwise; or
(ii) the Security Documents and other agreements or documents creating or relating to the Initial Lien, the indebtedness evidenced by the Securities, the Additional Lien and the Additional Note, including any amendments thereto or any instrument or





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

document delivered pursuant hereto or thereto, or the validity, legality, sufficiency, perfection, enforceability or collectibility thereof.

                          (c)     Except as otherwise provided herein with
respect to gross negligence or wilful misconduct, Trustee and its officers, directors, employees and agents shall have no liability or responsibility in connection with the collection or payment of any sums owed to Lender by Mortgagor, except as set forth in this Intercreditor Agreement and the Security Documents. Trustee shall apply any funds received by it as promptly as practicable but in all events within three (3) business days of the date upon which such funds are immediately available at Trustee's office, and any monies received by Trustee need not be segregated from other funds except to the extent required by law. Trustee shall be liable for interest on any funds received by it and not applied as provided herein or as instructed by Mortgagor, which interest shall be payable at the Federal funds rate published in the "Money Rates Section" of The Wall Street Journal. Trustee shall have no duty or obligation to perform any act hereunder or under the Additional Loan Documents or any other instrument or document or to defend or prosecute any action or proceeding on behalf of Lender unless it has been supplied with adequate funds with which to take such action by Lender in an amount equal to its Allocable Amount (as hereinafter defined) of such funds.

                          (d)     Lender hereby indemnifies and agrees to hold
harmless to the extent of its proportionate share of the sum of the principal amounts of the Securities and the Additional Note, Trustee and its respective officers, directors, employees and agents from any claims, demands, actions, liabilities, causes of action, losses, costs and expenses (including attorneys' fees) arising out of any action or inaction by Trustee in connection with this Intercreditor Agreement, the Note Documents and the Additional Loan Documents, except that this indemnity shall not apply to claims, demands, actions, liabilities, causes of action, losses, costs and expenses of Trustee or its respective officers, directors, employees and agents caused by the gross negligence or wilful misconduct of Trustee. Lender and its officers, directors, employees and agents shall not be liable or responsible for acting or failing to act upon any advice, notice, request, demand, consent or writing believed by such





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

parties to be genuine, or in acting in reliance thereon or upon the advice of its counsel. Lender hereby agrees to advance to Trustee, upon demand, from time to time, an amount (the Lender's "Allocable Amount") of all funds expended or to be expended by the Trustee in connection with its enforcement of the Additional Loan Documents, provided, however, in the event that such funds are expended or are to be expended in the joint enforcement of the Note Documents and the Additional Loan Documents such amount shall be multiplied by a fraction, the numerator of which is equal to the then outstanding principal amount due under the Additional Loan and the denominator of which is equal to the aggregate principal amount of the sum of the Securities and the Additional Loan which amounts shall be reduced proportionately by any amounts received by Trustee from Mortgagor in connection therewith pursuant to the Security Documents.

                          (e)     Except as otherwise provided herein, no delay
on the part of Trustee or Lender in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by Trustee or Lender of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy, nor shall any modification, waiver or discharge of any of the provisions of this Intercreditor Agreement be binding upon Trustee, Lender or Mortgagor, except as expressly set forth in writing, duly signed and delivered on behalf of Trustee, Lender or Mortgagor, as the case may be.

                 12. To the extent, and only to the extent, that the Trustee is enforcing the Mortgage and the Additional Mortgage together, Trustee and Lender hereby agree that any cash or other payment or distribution that becomes available from the sources described in Paragraph 13 for the redemption or repayment of the Securities and the Additional Note shall be applied in the following order of priority:

                          (a)     FIRST, to the payment in full of all
unreimbursed reasonable out-of-pocket costs, expenses and liabilities incurred by Trustee in the performance of its duties hereunder and under the Mortgage Documents and Additional Mortgage Documents with respect to the Secured Property;





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

                          (b)     SECOND, to the reimbursement of Trustee and
Lender of all amounts advanced to preserve, maintain and protect the Secured Property and/or to enforce the Mortgage Documents and Additional Mortgage Documents with respect to the Secured Property;

                          (c)     THIRD, to the payment of the aggregate
principal amount of the Securities then outstanding, plus accrued interest, premium, fees and other amounts outstanding under the Note Documents, and the aggregate principal amount under the Additional Loan then outstanding, plus accrued interest, premium, fees and other amounts outstanding under the Additional Loan Documents, on a pro rata basis based on the total amounts;

                          (d)     FOURTH, the remainder shall be paid to
Mortgagor or its successors or assigns or to whomsoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct.

                 13. The payment priorities set forth in Paragraph 12 shall apply to all cash or other payment or distribution that becomes available from
(i) the enforcement by the Trustee of the Note Documents and the Additional Loan Documents to the extent that they are enforced together, (ii) the sale or other disposition of the Additional Loan Secured Property or proceeds thereof and (iii) the distribution of title insurance proceeds, proceeds of other insurance (including casualty insurance) and condemnation awards, made in connection with the Additional Loan Secured Property. This Section 13 shall apply only to the extent that such cash or other payment or distribution becomes available for the payment of the Securities and the Security Documents do not require that such cash or other payment or distribution be applied other than as set forth in this Section 13.

                 14. Subject to the provisions of Paragraph 15, the priorities established by Paragraph 12 shall be continuing priorities and shall apply both before and after a default under the Indenture, the Additional Loan and the Security Documents relative thereto, and before and after the institution by or against Mortgagor of any proceeding or proceedings under any chapter or provision of Title 11 of the United States Code or any proceeding or proceedings for a reorganization, liquidation, compo-





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

sition, receivership or similar relief under any other federal or state law.

                 15. (a) Notwithstanding anything to the contrary contained in this Intercreditor Agreement, if Lender shall voluntarily (except for the pursuit of foreclosure proceedings permitted hereunder) take any actions or cause any action to be taken, that results in the Additional Lien or any Additional Loan Documents becoming ineffective or unenforceable as to the Addi- tional Loan Secured Property (other than at the request of the Trustee), Lender shall not share in the proceeds received from the sale or disposition of the Secured Property until no Securities remain outstanding and all amounts due thereunder and under the Indenture have been paid in full, and all such proceeds shall be disbursed exclusively to Trustee for redemption or repayment of the Securities other than amounts due in connection therewith.

                          (b)     In the event that any of the Securities are
determined to be invalid or unenforceable, in whole or in part, or the Initial Lien is determined to be unenforceable or subordinate to the Additional Lien as a result of any action taken by Lender, Lender agrees that, solely as between Trustee and Lender, any and all such Securities and the Initial Lien shall be deemed valid and enforceable, and the obligations of the parties hereunder with respect thereto shall not be affected by any such determination but shall continue in full force and effect.

                          (c)     In the event that any mechanic's or
materialman's lien shall be placed upon the Additional Loan Secured Property which mechanic's or materialman's lien takes priority over the Additional Lien or any part thereof, any and all proceeds from the sale or other disposition of the Additional Loan Secured Property otherwise payable to Trustee for the benefit of the Mortgage Note Holders or Lender shall first be applied toward the payment and removal of such mechanic's or materialman's liens and shall be held by Trustee during the pendency of any dispute contesting the validity or enforceability of such mechanic's or materialman's liens.

                 16. Lender hereby waives: (a) as to the Trustee, notice of the payments due under the Indenture





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

or any non-payment thereof; and (b) except as otherwise provided herein, all diligence in collection or protection of or realization upon the payments due under the Indenture or the Securities or any security therefor.

                 17. This Intercreditor Agreement shall be governed by and construed and interpreted in accordance with the laws of the State of New York; provided, however, that the provisions hereof which relate to realizing upon the Secured Property shall be governed by the laws of the State of New Jersey.

                 18. Whenever possible, each provision of this Intercreditor Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision herein shall be held to be prohibited or invalid, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Intercreditor Agreement.

                 19. Trustee and Lender shall not challenge the legality, validity, enforceability or perfection of any of the Note Documents and the Additional Loan Documents.

                 20. This Intercreditor Agreement shall be binding upon and inure to the benefit of the respective parties, their successors and assigns. Any successor trustee under the Indenture shall be entitled to the benefits of this Intercreditor Agreement to the same extent as if such successor trustee were specifically named as Trustee in this Intercreditor Agreement, and such successor trustee shall be deemed to have agreed to assume and be bound by the terms of this Intercreditor Agreement with respect to the Secured Property and any rights or interests relative thereto.

                 21. Notice, demand or request arising under this Intercreditor Agreement or required by the provisions hereof shall be in writing and may be served in person with receipt acknowledged or by mail by depositing the same in any post office or letter box, postage prepaid, by registered or certified mail, addressed to the parties at their addresses set forth on the signature page hereto. Such addresses may be changed by notice to the other parties given in the same manner. Personally delivered notices shall be deemed received when delivered





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

if such delivery is acknowledged by receipt in writing. Mailed notices shall be deemed received on the date of actual receipt or the date on which the same shall be returned to the sender by the Post Office as unclaimed.

                 22. Nothing contained herein shall constitute a waiver, change, modification or amendment in favor of Mortgagor of any term, provision, covenant or condition in the Security Documents or any other contract, agreement or document. No rights, powers or remedies are vested in any party other than Trustee, Lender and their respective successors and assigns, including, by way of illustration and not limitation, any rights as a third party beneficiary of this Intercreditor Agreement.

                 23. This Intercreditor Agreement may be modified, altered, varied or amended, and the authority of Trustee to act as such under this Intercreditor Agreement may be terminated, only by written agreement executed by the parties hereto.

                 24. This Intercreditor Agreement and any amendments, waivers or supplements may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. This Intercreditor Agreement shall become effective when the Additional Loan Agreement becomes effective pursuant thereto.

                 25. Notwithstanding anything to the contrary contained herein, in the event of a filing or institution by or against Mortgagor of any proceeding or proceedings, under any chapter or provision of Title 11 of the United States Code or of any proceeding or proceedings for a reorganization, liquidation, composition, receivership or similar relief under any other federal or state law, which proceeding or proceedings result in the allowance by the bankruptcy trustee of the enforcement of the Additional Lien or the Initial Lien, but not both, the party that shall be prohibited from enforcing its lien shall have no right to share in any proceeds collected by the party permitted to enforce its lien in accordance with the bankruptcy proceedings.

                 26. Trustee, Lender and Mortgagor hereby agree that, in the event that Mortgagor enters into more than





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

one Additional Loan Agreement pursuant to Section 1010 of the Indenture, Trustee, Lender (at any time when indebtedness in respect of the Additional Loan remains outstanding or the Lender remains obligated to make advances in respect of the Additional Loan), Mortgagor and any such additional lender ("ADDITIONAL LENDER") shall enter into an Amended and Restated Intercreditor Agreement which shall (a) place such Additional Lender in the same position as Lender with regard to (i) Trustee's, Lender's, and Additional Lender's rights and priorities regarding the Secured Property and (ii) the order of priority that shall govern the allocation and application of proceeds from the Secured Property for the redemption or repayment of the Securities and the Additional Loan, and any loan with any Additional Lender, and (b) otherwise be substantially in the form of this Agreement with such changes thereto as Mortgagor may reasonably request, that would not affect the Trustee's, Lender's or Additional Lender's pari passu priority with respect to the Secured Property or otherwise impair such rights hereunder of the Trustee and the Lender that are necessary for the practical realization of the substantive benefits afforded them hereunder.

                 27. Each provision of this Intercreditor Agreement is subject to the provisions of the New Jersey Casino Control Act and regulations promulgated thereunder, as from time to time amended, or any successor provision of law.

                 28. Before the Trustee acts or refrains from acting hereunder, it may require at its own expense an opinion of counsel, and the Trustee shall not be liable and shall be fully protected for any action it takes or omits to take in reliance on such opinion.

                 29. Lender and Trustee agree that for so long as the Mortgage shall be in full force and effect and subsequent to the Trustee's election to proceed under Paragraph 6 or is required to proceed under Paragraph 7, in the event of any conflict between the provisions of the Additional Mortgage Documents and the provisions of the Mortgage Documents that are irreconcilable by their terms, unless waived in writing by Trustee, the provisions of the Mortgage Documents shall govern and Mortgagor shall be required to only perform the duties and obligations of the Mortgage Documents. Mortgagor's full





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

and satisfactory performance of obligations under the Note Documents shall relieve it of its contradictory obligations under the Additional Mortgage Documents and shall prevent Lender from asserting an event of default against Mortgagor arising from such nonperformance under the Additional Mortgage Documents.





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


                 IN WITNESS WHEREOF, the parties have caused this Intercreditor Agreement to be executed as of the date first set forth above.


                                           [TRUSTEE]
                                           [Address]


                                           By:_________________________
                                                Name:
                                                Title:


                                           BALLY'S PARK PLACE, INC.
                                           [Address]


                                           By:________________________
                                                Name:
                                                Title:


                                           BALLY'S PARK PLACE REALTY CO.
                                           [Address]

                                           By:________________________
                                                Name:
                                                Title:


                                           BALLY'S PARK PLACE FUNDING INC.
                                           [Address]

                                           By:________________________
                                                Name:
                                                Title:

                                           [LENDING PERSON(S)]


                                           By:________________________
                                                Name:
                                                Title:





0061866.06-New York Server 1a        17        Draft February 23, 1994 - 5:43 pm